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                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /x/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    /x/  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             Raychem Corporation
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/x/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

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Dear Raychem Corporation Stockholder:

We have previously sent you proxy materials for the SPECIAL MEETING OF STOCKHOLDERS OF RAYCHEM CORPORATION TO BE HELD ON AUGUST 12, 1999. Your Raychem Corporation shares are registered in the name of your broker as the holder of record.

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            YOUR SHARES CANNOT BE VOTED ON CERTAIN PROPOSALS
           UNLESS YOU GIVE YOUR SPECIFIC VOTING INSTRUCTIONS!
      -------------------------------------------------------------

   PLEASE RETURN THE ENCLOSED VOTING INSTRUCTIONS FORM AS SOON AS POSSIBLE,
                or use one of the following voting methods:

                     AVAILABLE 24 HOURS - 7 DAYS A WEEK!

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                      VOTE BY TELEPHONE
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    USING A TOUCH-TONE TELEPHONE, CALL THE TOLL-FREE NUMBER
            WHICH APPEARS ON THE TOP LEFT CORNER
         ON YOUR ENCLOSED VOTING INSTRUCTION FORM.
             JUST FOLLOW THESE FOUR EASY STEPS:

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1.   READ THE RAYCHEM CORPORATION PROXY STATEMENT AND ENCLOSED
     VOTING INSTRUCTION FORM.

2.   CALL THE TOLL-FREE NUMBER LOCATED ON THE TOP LEFT CORNER OF
     YOUR VOTING INSTRUCTION FORM.

3.   ENTER YOUR 12-DIGIT CONTROL NUMBER LOCATED ON YOUR VOTING
     INSTRUCTION FORM.

4.   FOLLOW THE SIMPLE RECORDED INSTRUCTIONS.
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                      VOTE BY INTERNET
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                      GO TO WEBSITE:
                    WWW.PROXYVOTE.COM

             JUST FOLLOW THESE FOUR EASY STEPS:

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1.   READ THE RAYCHEM CORPORATION PROXY STATEMENT AND ENCLOSED
     VOTING INSTRUCTION FORM.

2.   GO TO THE WEBSITE WWW.PROXYVOTE.COM

3.   ENTER YOUR 12-DIGIT CONTROL NUMBER LOCATED ON YOUR VOTING
     INSTRUCTION FORM.

4.   FOLLOW THE SIMPLE INSTRUCTIONS.
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              IF YOU VOTE BY TELEPHONE OR INTERNET,
           DO NOT RETURN YOUR VOTING INSTRUCTION FORM.
                   THANK YOU FOR YOUR VOTE!
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PROXY                       RAYCHEM CORPORATION                       PROXY
              Proxy Solicited By The Board Of Directors For The
               Special Meeting of Stockholders - August 12, 1999

The undersigned hereby appoints Richard A. Kashnow and Karen O. Cottle, and each of them, as proxy or proxies of the undersigned, with full power of substitution, to represent the undersigned and to vote all of the shares of common stock of Raychem Corporation which the undersigned is entitled in any capacity to vote if personally present at the Special Meeting of Stockholders of Raychem Corporation to be held at the Company's principal offices, 300 Constitution Drive, Menlo Park, California 94025-1164, on Thursday, August 12, 1999, at 10:00 a.m., local time, and at any and all adjournments and postponements thereof, with respect to all matters set forth in the Proxy Statement/Prospectus related to such Special Meeting and all supplements and amendments thereto and, in their discretion, upon all matters incident to the conduct of the Special Meeting and all matters presented at the meeting but which are not known to the Board of Directors at the time of solicitation of this proxy. The undersigned hereby revokes any proxy or proxies heretofore given by the signer to vote at said meeting or any adjournment thereof.

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

     / /  Check here for address change.          PLEASE VOTE, SIGN, DATE AND RETURN
          New Address:                            THIS PROXY CARD PROMPTLY USING
                      ------------------             THE ENCLOSED ENVELOPE.
          ------------------------------
          ------------------------------          (Continued and to be signed on reverse side.)

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                              RAYCHEM CORPORATION
      PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.

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

1.  To approve and adopt the Agreement and Plan of          FOR   AGAINST    ABSTAIN     Shares represented by all properly
    Merger and Reorganization, dated as of May 19,          / /       / /        / /     executed proxies will be voted in
    1999, among Raychem Corporation, a Delaware                                          accordance with instructions appearing
    corporation, Tyco International Ltd., a Bermuda                                      on the proxy and at the discretion of
    company, and Tyco International (PA) Inc., a                                         the proxy holders as to any other
    Nevada corporation and a wholly owned subsidiary                                     matters that may properly come before,
    of Tyco.                                                                             and all matters incident to the
                                                                                         conduct of, the Special Meeting of
                                                                                         Stockholders. In the absence of specific
                                                                                         instructions, proxies will be voted FOR
                                                                                         the approval and adoption of the
                                                                                         Agreement and Plan of Merger and
                                                                                         Reorganization, dated as of May 19, 1999,
                                                                                         among Raychem Corporation, Tyco
                                                                                         International Ltd., and Tyco International
                                                                                         (PA) Inc. and at the discretion of the
                                                                                         proxy holders as to any other matter that
                                                                                         may properly come before the Special
                                                                                         Meeting of Stockholders.

                                                                                                 Mark here if you plan to
                                                                                                 attend the meeting.

                                                                                                     Dated:                , 1999
                                                                                                           ----------------
                                                                                                     Signature(s)
                                                                                                                 ----------------
                                                                                                     ----------------------------
                                                                                                     Please sign exactly as your
                                                                                                     name appears. If acting as
                                                                                                     attorney, executor, trustee,
                                                                                                     or in representative capacity,
                                                                                                     sign name and indicate title.

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                               FOLD AND DETACH HERE

                              YOUR VOTE IS IMPORTANT.

              PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
                            USING THE ENCLOSED ENVELOPE.